Exhibit 2.3

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 07/08/2019 01:11 PM
Original ID: 2017-000778762
Amendment ID: 2019-002585330

Profit Corporation
Articles of Amendment

1. Corporation name:

BitFrontier Capital Holdings, Inc. 2017-000778762

2. Article number(s) V is amended as follows:

- Withdrawal of Designations, Preferences and Rights of Series A Preferred Stock. The five (5) previously designated Series A Preferred Shares shall be returned to "Blank Check Preferred Stock".

- Withdrawal of Designations, Preferences and Rights of Series B Preferred Stock. The thirty-million (30,000,000) previously designated Series B Preferred Shares shall be returned to "Blank Check Preferred Stock".

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

N/A

4. The amendment was adopted on 06/21/2019
(Date – mm/dd/yyyy)

AM 1 2 3 4 5 6 7 8 9 10 11 12 AM PM 1 2 3 4 5 6 7 8 9 10 11 12 PM
RECEIVED
JUL - 3 2019
WYOMING
SECRETARY OF STATE

P-Amendment – Revised October 2015

5. Approval of the amendment: (Please check onlv one appropriate field to indicate the party approving the amendment.) D Shares were not issued and the board of directors or incorporators have adopted the amendment. Ƒ QR Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. QR I ض I _ , . , , ...... . ,,,l Shares w � re issue � and th � board of directors �� i.!' � amendment with shareholder approval, m comphance with W.S. 17 - 16 - 1 �� - - � •O � ;. � \ � 1{3 SIAL � , \ 1 / / } A -- t 2115 :;': / ,, .,_,1/ - � \ ... � "/·"j ' S � i � ··• • . . . _ J . . � . . � .. . Q f . . e . . l . � • • ..... . "' • $ l' o r - , 6 - /2 - 4/ 2 - 0 1 - 9 - --- , :_ � .,,?.= - --- - Signature: ,,,,. ,,,,.!.. ",..Bate: ..... - , - .....,.....,.,. - - , - ----- - (May be exe ��� - - � ··· � .. of Board, President or another of its officers.) (mmlddlyyyy) Print Name: !Spencer Payne I Contac t Person:! , ...S_p_e_n_c_e_r_P_a_y_n_e , P - Amendment - Revised October 2015 Title: !President I Daytim e Phone Number: 1540 - 736 - 3069 Email: I' R@bitfrontiercapitalholdings.com (Email provided will receive annual report reminders and filing evidence.) *May list multiple email addresses Checklist Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. Please submit one originally signed document. Typical processing time is 3 - 5 business days following the date of receipt in our office. Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

BITFRONTIER CAPITAL HOLDINGS, INC. 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 2240 I Unanimous Written Consent Of Board of Directors In Lieu of Special Meeting The undersigned, being the President of BitFrontier Capital Holdings, Inc., a Wyoming Corporation (the "Corporation"), hereby waives the calling or holding of a meeting of the board of directors of the Corporation (the "Board"), consents in writing as of this 2l5 1 day of June 2019 to the following actions and directs that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board. WHEREAS, the Articles oflncorporation of the Company, as may be amended (the "Articles") authorizes the Board to issue, from time to time, shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in such series, to fix the designation, powers, preferences and other rights of the shares of each such series and to fix the qualifications, limitations and restrictions thereon; and WHEREAS, the Corporation filed an Amended and Restated Certificate of Designation for Series A Preferred Stock with the Wyoming Secretary of State on January 14 , 2018 . WHEREAS, the Corporation filed an Amended and Restated Certificate of Designation for Series B Preferred Stock with the Wyoming Secretary of State on January 14 , 2018 . WHEREAS, the Board of Directors of the Company, has deemed that, in the best interest of its shareholders, to withdraw the Amended and Restated Certificate of Designation for Series A Preferred Stock filed with the Secretary of State for the State of Wyoming on January 14, 2018. WHEREAS, the Board of Directors of the Company, has deemed that, in the best interest of its shareholders, to withdraw the Amended and Restated Certificate of Designation for Series B Preferred Stock filed with the Secretary of State for the State of Wyoming on January 14, 2018. NOW THEREFORE, WHEREAS IT IS HEREBY RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles and Bylaws of the Company, each as amended or amended and restated through the date hereof, as well as authority granted to the Company's Board under Wyoming Statute 17 - 16 - 1001 through 17 - 16 - 1022, the Board of Directors of the Company hereby withdraws the 1

BITFRONTIER CAPITAL HOLDINGS, INC. 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 22401 Amended and Restated Certificate of Designation for Series A Preferred Stock attached hereto as Exhibit A; and FURTHER RESOLVED, the Board of Directors of the Company hereby withdraws the Amended and Restated Certificate of Designation for Series B Preferred Stock attached hereto as Exhibit B; and FURTHER RESOLVED, the Board will recommend to the Shareholders that they approve and adopt, for the best interest of its shareholders, to Withdraw the Amended and Restated Certificate of Designation for Series A Preferred Stock ; and FURTHER RESOLVED, the Board will recommend to the Shareholders that they approve and adopt, for the best interest of its shareholders, to Withdraw the Amended and Restated Certificate of Designation for Series B Preferred Stock ; and FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is authorized and directed to make all arrangements, to do and perform all such acts and things and to execute and deliver of file, in the name and on behalf of the Corporation, all such instruments, reports, notices, consents, waivers, certificates and other documents, as they may deem necessary or appropriate to effectuate the foregoing resolutions or otherwise in connection with the transaction described in or contemplated herein (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or by the execution of such instruments, reports and documents). FURTHER RESOLVED, that any action taken by any director, officer, employee or agent of the Corporation on or prior to the date hereof in furtherance of any of the foregoing matters be, and each such action hereby is, approved, ratified and confirmed in all respects as the action and deed of the Corporation. FURTHER RESOLVED, that this unanimous written consent of the Board shall be filed with the minutes of meetings of the Board and shall be treated for all purposes as action taken at a meeting. IN WITNESS WHEREOF, the undersigned being the President ofBitFrontier Capital Holdings, ., has executed this Consent as of the day and year first written above. 2 President

EXHIBIT A AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc., a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board") on January 14, 2018 in accordance with the provisions of its Articles oflncorporation (as may be amended and restated through the date hereof, the "Certificate of Incorporation") and Bylaws. The authorized series of the Corporation's previously - authorized Preferred Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows: RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows: Accordingly, "Article V" of the Articles oflncorporation of the Company is hereby amended to include the following: SERIES A PREFERRED STOCK 1. DESIGNATION AND AMOUNT; DIVIDENDS A. Designation. The designation of said series of Preferred Stock shall be Series A Preferred Stock, $0.0001 par value per share (the "Series A Preferred Stock"). B. Number of Shares. The number of shares of Series A Preferred Stock authorized shall be five (5) shares. Each share of Series A Preferred Stock shall have a stated value equal to $0.0001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series A Stated Value"). C. Dividends. Initially, there will be no dividends due or payable on the Series A Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed. 2. LIQUIDATION AND REDEMPTION RIGHTS Upon the occurrence of a Liquidation Event (as defined below), the holders of Series A Preferred Stock are entitled to receive net assets on a pro - rata basis. Each holder of Series A Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series A Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series A Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the majority of the holders of the shares of Series A Preferred Stock elect otherwise or (b) the sale, 1 license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the majority of the holders of the shares of Series A Preferred Stock elect otherwise. 3. CONVERSION Each one (1) share of the Series A Preferred Stock shall have conversion rights equal to one (1) share of common stock. The Company shall use its reasonable best efforts to issue or cause its transfer agent to issue the Common Stock issuable upon a conversion request within five (5) business days after the conversion. The Company shall bear the cost associated with the issuance of the Common Stock issuable upon the Mandatory Conversion. The Common Stock and other securities issuable upon the conversion request shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act, and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel supplied by the holder to the Company and its transfer agent. The Common Stock issuable upon the conversion request shall be issued in the same name as the person who is the holder of the Series A Preferred Stock unless, in the opinion of counsel to the Company, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Common Stock are so recorded and other securities issuable upon the conversion request shall be treated as a common stockholder of the Company at the close of business on the date of the conversion request. The certificates representing the Series A Preferred Stock shall be cancelled on the date of the conversion request, and the shares issuable upon conversion into Common Stock shall be issued by the Company's transfer agent. 4. RANK All shares of the Series A Preferred Stock shall rank (i) senior to the Corporation's (A) Common Stock, par value $0.00001 per share ( "Common Stock"), except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series A Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. Series A Preferred Stock shall rank junior to the Company's Series D Super Voting Preferred Stock. 5. VOTING RIGHTS Each one (1) share of the Series A Preferred Stock shall have voting rights equal to one (1) share of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws. 6. PROTECTION PROVISIONS The Board of Directors of the Company together with written consent of shareholders in lieu of meeting with a majority vote pursuant to statute W.S. 17 - 16 - 1003, may alter or change the rights, preferences or privileges of the Series A Preferred Stock for the best interest of the Company and shareholders. 7. MISCELLANEOUS A. Status of Redeemed Stock. In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased, converted or reacquired, the shares so redeemed, repurchased, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series A Preferred Stock. 2

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (I) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (witha bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. Ifto the Corporation : BitFrontier Capital Holdings, Inc . 1320 Central Park Blvd . Suite 200 Fredericksburg, VA 2240 I lfto the holders of the Series A Preferred Stock, to the address listed in the Corporation's books and records. The foregoing Amendment was adopted by the Board of Directors of the Company and written consent of shareholders in lieu of meeting on January 14, 2018 with a majority vote pursuant to statute W.S. 17 - 16 - 1003. Therefore, the number of votes cast for the Amendment to the Company's Articles oflncorporation was sufficient for approval. IN WITNESS HEREOF, the undersigned has executed this Certificate of Designation as of the date first above written. 3 Isl Spencer Payne Spencer Payne President

EXHIBJTB AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc., a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board") on January 14, 2018, in accordance with the provisions of its Articles oflncorporation (as may be amended and restated through the date hereof, the "Certificate oflncorporation") and Bylaws. The authorized series of the Corporation's previously - authorized Preferred Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows: RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation , each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized preferred stock (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows: Accordingly , "Article V" of the Articles oflncorporation of the Company is hereby amended to include the following : SERIES B PREFERRED STOCK 1. DESIGNATION AND AMOUNT; DIVIDENDS A. Designation. The designation of said series of Preferred Stock shall be Series B Preferred Stock, $0.0001 par value per share (the "Series B Preferred Stock"). B. Number of Shares . T he number of shares of Series B Preferred Stock authorized shall be thirty million (30,000,000) shares. Each share of Series B Preferred Stock shall have a stated value equal to $0.0001 (as may be adjusted for any stock dividends , combinations or splits with respect to such shares) (the "Series B Stated Value") . C. Dividends. Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate oflncorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate , which the Board shall promptly file or cause to be filed. 2. LIQUIDATION AND REDEMPTION RIGHTS Upon the occurrence of a Liquidation Event (as defined below), the holders of Series B Preferred Stock are entitled to receive net assets on a pro - rata basis. Each holder of Series B Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends . As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series B Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series B Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the majority of the holders of the shares of Series B Preferred Stock elect otherwise or (b) the sale, 1 license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the majority of the holders of the shares of Series B Preferred Stock elect otherwise. 3. CONVERSION Each one (I) share of the Series B Preferred Stock shall have conversion rights equal to one (I) share of Common Stock. Series B Preferred Stock are subject to reverse stock splits of the Company's Common Stock, and the conversion into shares of Common Stock shall be adjusted to reflect any reverse stock splits. The Company shall use its reasonable best efforts to issue or cause its transfer agent to issue the Common Stock issuable upon a conversion request within five (5) business days after the conversion. The Company shall bear the cost associated with the issuance of the Common Stock issuable upon the Mandatory Conversion. The Common Stock and other securities issuable upon the conversion request shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act, and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel supplied by the holder to the Company and its transfer agent. The Common Stock issuable upon the conversion request shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Company, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Common Stock are so recorded and other securities issuable upon the conversion request shall be treated as a common stockholder of the Company at the close of business on the date of the conversion request. The certificates representing the Series B Preferred Stock shall be cancelled on the date of the conversion request, and the shares issuable upon conversion into Common Stock shall be issued by the Company's transfer agent. 4. RANK All shares of the Series B Preferred Stock shall rank (i) senior to the Corporation's (A) Common Stock, par value $0.00001 per share ( "Common Stock"), except as otherwise provided in clauses (ii) and (iii) of this Section 4 , (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series B Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. Series B Preferred Stock shall rank junior to the Company's Series D Super Voting Preferred Stock. 5. VOTING RIGHTS Each one (1) share of the Series B Preferred Stock shall have voting rights equal to one (1) share of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws. 6. PROTECTION PROVISIONS The Board of Directors of the Company together with written consent of shareholders in lieu of meeting with a majority vote pursuant to statute W.S. 17 - 16 - 1003, may alter or change the rights, preferences or privileges of the Series B Preferred Stock for the best interest of the Company and shareholders. 7. MISCELLANEOUS A. Status of Redeemed Stock. In case any shares of Series 8 Preferred Stock shall be redeemed or otherwise repurchased, converted or reacquired, the shares so redeemed, repurchased, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series B Preferred Stock. 2

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (I) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case ofloss, theft or destruction, indemnity (witha bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. If to the Corporation: BitFrontier Capital Holdings, Inc. 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 22401 Ifto the holders of the Series B Preferred Stock, to the address listed in the Corporation's books and records. The foregoing Amendment was adopted by the Board of Directors of the Company and written consent of shareholders in lieu of meeting on January 14, 2018 with a majority vote pursuant to statute W.S. 17 - 16 - 1003. Therefore, the number of votes cast for the Amendment to the Company's Articles oflncorporation was sufficient for approval. IN WITNESS HEREOF, the undersigned has executed this Certificate of Designation as of the date first above written. 3 Isl Spencer Payne Spencer Payne President

BITFRONTIER CAPITAL HOLDINGS, INC.
1320 Central Park Blvd. Suite 200
Fredericksburg, VA 22401

Majority Written Consent
Of Shareholders
In Lieu of Meeting

The undersigned, being shareholders (the "Shareholders") of BitFrontier Capital Holdings, Inc., a Wyoming Corporation ("BitFrontier") holding no less than the majority voting rights of BitFrontier, and where a quorum was present, hereby waive all requirements as to notice of a meeting and hereby consents in writing as of this 21st day of June 2019 and agrees to the adoption of the resolutions set forth below in lieu of taking such action at a formal special meeting, pursuant to Section 17-16-1003 of the General Corporation Law of the State of Wyoming and in conformity with WY Stat § 17-16-704(b):

WHEREAS, the Board of Directors of BitFrontier has determined that it is advisable, fair to and in the best interests of BitFrontier and its Shareholders withdraw the Amended and Restated Certificate of Designation for Series A Preferred Stock filed with the Secretary of State for the State of Wyoming on January 14, 2018; and

WHEREAS, the Board of Directors of BitFrontier has determined that it is advisable, fair to and in the best interests of BitFrontier and its Shareholders withdraw the Amended and Restated Certificate of Designation for Series B Preferred Stock filed with the Secretary of State for the State of Wyoming on January 14, 2018; and

WHEREAS, the Board of Directors of BitFrontier has recommended to the Shareholders that they approve and adopt the action to withdraw the Amended and Restated Certificate of Designation for Series A Preferred Stock; and

WHEREAS, the Board of Directors of BitFrontier has recommended to the Shareholders that they approve and adopt the action to withdraw the Amended and Restated Certificate of Designation for Series B Preferred Stock; and

WHEREAS, the Shareholders desire to vote all shares of BitFrontier capital stock owned by each of them or for which they have the right to vote in favor of the adoption of the amendments described above.

NOW, THEREFORE, BE IT RESOLVED, that the Withdrawal of the Amended and Restated Certificate of Designation for Series A Preferred Stock, and the withdrawal of the Amended and Restated Certificate of Designation for Series B Preferred Stock is hereby authorized, approved and adopted, and the terms and conditions of each of the transactions contemplated thereby are hereby approved; and

FURTHER RESOLVED, that any and all actions heretofore taken by the officers of BitFrontier within the terms of the foregoing resolution are hereby ratified, approved

1

BITFRONTIER CAPITAL HOLDINGS, INC. 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 2240 l and confirmed, and declared to be the valid and binding acts and deeds of BitFrontier; and FURTHER RESOLVED, that the officers of BitFrontier be and they hereby are authorized, directed and empowered to do all such other acts and things and to execute and deliver all such certificates or other documents and to take such other action as they deem necessary or desirable to carry out the purposes and intent of the above resolutions . IN WITNESS WHEREOF, the undersigned, being Shareholders of BitFrontier holding no less than a majority voting rights of BitFrontier, and where a quorum was present, hereby execute this Majority Written Consent of Shareholders in Lieu of Meeting, which shall be effective immediately, with respect to the Shares owned by them or which they have the right to vote in favor of the adoption of the amended and restated articles, which number of shares is specified below their signature on the relevant signature page of this consent, and shall have the same force and effect as a Shareholder vote at a duly called meeting of the Shareholders and shall be filed with the minutes of proceedings of the Shareholders in the corporate records. 2 Majority Shareholder " · ' • . . e " , , " , . " . , " , . . '' ' , '' i J!.,,,,. ..... . .... . . q•. .,, ··,o �� . · � •••· .. �� jl! 0 ··· � ,; - {4' \ SEAL � \ � i = ii \ . . " _ ' 2115 ): - J , � � .. . ·· . . r . o . M \ � . . :: . , . . - . " . . · . " ' . � � � , , . ,, .... . . .... . . . . . . . . .... . . . •···· . . . . ,,,:, .,,, ,,,,,, " , J . i .u,,,, ,,,.. *Spencer Payne owns all 51 issued and outstanding Series D Super Voting Preferred Shares representing a ~51% majority vote; which have the following voting rights: Each one (1) share of the Series D Super Voting Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common Stock and Preferred Stock eligible to vote at the time of the respective vote (the "Numerator"), divided by (y) 0.49, minus (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding Common Stock and Preferred Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series D Super Voting Preferred Stock shall be equal to I 02,036 ((0.019607 x 5,000,000) I 0.49) - (0.019607 X 5,000,000) = 102,036. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series D Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws.

WY Secretary of State FILED: 07/08/2019 01:14 PM Original ID: 2017 - 000n8762 Amendment ID: 2019 - 002585331 I · I ' I I 1, - · - · - - - - - - · - - - ::: , - - · · - : - · -- · · - · · - ·· · - - · · - - . ' Profit Corporation Articles of Amendment 1. Corporation name: BitFrontier Capital Holdings, Inc. 2017 - 000778762 2. Article number(s) v . f . . .l is amended as follows: - Reduction in the Authorized Common Shares of the Corporation from 17,500,000,000 to 495,000,000. - Reduction in the Authorized Preferred Shares of the Corporation from 50,000,000 to 15,000,000. *An Amended and Restated Articles of Incorporation is attached to update and consolidate these amendments into one document. 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . N/A 4. The amendment was adopted on L - I ƒ _ 6 _ 1 _ 21 _ 1 _ 2 _ 0 _ 19 � , (Date - mm/ddlyy:,y) P - Amendment - · Revised October 2015 I l I f I

5. Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.) D Shares were not issued and the board of directors or incorporators have adopted the amendment. OR [Z] □ approval , Share s we r i n e complianc e issue d and th e wit h boar d W.S . o f 17 - 16 - 1005 . director s have adopted the amendment without shareholder OR Shares were issued and the board of directors have � QQ \ *d the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. �� t - ,. � - ��� :,,,,,,. , , � ....•· - o. - ···· � " � /;/'/ � T � - - ·•. �� , 1re!! L � ' - f,fJ;: , is \ .._ 699 5 "/ • � - ---------- . Signature: \ ! \ :::tqt.t � jj£ � : . 61_2_41_2_0_ 19 , (May be execute by � wn>f1'in of Board, President or another of its officer?),,,, .,.,:et ,,,,,. . (mm/dd/yyyy) '''' T ..,,, Print Name: !Spencer Payne f I Contact Person: �� ncer Payne ' ------ ============================= Title: !President • I Daytim e Phone Number: 1540 - 736 - 3069 Email: 11 R@bitfrontiercapitalholdings.com (Email provided will receive annual report reminders and filing evidence) *May list multiple email addresses Checklist Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. Please submit one originally signed document. Typical processing time is 3 - 5 business days following the date of receipt in our office. Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents. P - Amendment - Revised October 2015

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BITFRONTIER CAPITAL HOLDINGS, INC. These Amended and Restated Articles of Incorporation were duly adopted Pursuant to Sections 17 - 16 - 100 I through 17 - I 6 - 1022 of the Wyoming Business Corporations Act. The Articles oflncorporation of this Corporation are amended and restated to read in full as follows: ARTICLE I NAME OF CORPORATION The name of the Corporation is BitFrontier Capital Holdings, Inc. ARTICLE II REGISTERED OFFICE AND REGISTERED AGENT The principal address and mailing address of the Corporation is 1320 Central Park Blvd . Suite 200 Fredericksburg, VA 22401 . The Corporation's registered agent is Registered Agents Inc . , with an address at 30 N . Gould St . Suite R Sheridan, WY 82801 . ARTICLE Ill DURATION The Corporation shall have perpetual existence . ARTICLE IV PURPOSE AND POWERS The purpose of the Corporation is to engage in any activity within the purposes for which Corporations may be incorporated and organized under Wyoming Statue, and to do all other things incidental thereto which are not forbidden by law or by these Articles oflncorporation ARTICLE V CAPITAL STOCK A. CLASSES OF STOCK. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which the Corporation is authorized to issue is 510,000,000 (Five hundred and ten million) shares. 495,000,000 shares shall be Common Stock, par value $0.00001 (the "Common Stock"). 15,000,000 shares shall be Preferred Stock, par value $0.0001 (the "Preferred Stock" or "Blank Check Preferred Stock"). The following two classes shall be divided in the following series of stock: Common Stock Class, par value $0.00001 per share - 495,000,000 shares authorized Preferred Stock Class, Series C Convertible, par value $0.0001 per share - I0,000,000 shares authorized Preferred Stock Class, Series D Super Voting, par value $0.000 I per share - 51 shares authorized Preferred Stock Class, Blank Check, par value $0.0001 per share - 4,999,949 shares authorized B. • ISSUANCE OF PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (the "Board") is hereby expressly authorized to provide for the issue of all or any of the shares of the Blank Check Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by 1 the Wyoming Statutes. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In � as � the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares conshtutmg such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. C. RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK. 1. Dividend Rights. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends , the holders of the Common Stock shall be entitled to receive, when and as declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. 2. Voting Rights. Each holder of the Common Stock shall be entitled to one vote for each share of Common Stock standing in his, her or its name on the books of the Corporation. 3. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the Board of Directors or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options. In the absence of fraud, the judgment of the board of directors or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive. ARTICLE VI PLACE OF MEETINGS; CORPORATE BOOKS Subject to the Jaws of the State of Wyoming, the stockholders and the directors shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Wyoming, at such place or places as may from time to time be designated in the Corporation's Bylaws or by appropriate resolution. ARTICLE VII LIMITED LIABILITY OF OFFICERS AND DIRECTORS To the fullest extent permitted by applicable law, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, this limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions. ARTICLE VIII BYLAWS The Board of Directors is expressly granted the exclusive power to make, amend, alter , or repeal the Bylaws of the Corporation. ARTICLE IX DIRECTORS The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such a manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1). The Board of Directors shall be one (l) in number and the name and post office address of the Director is: Spencer B Payne 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 2240 I 2

ARTICLE X AMENDMENT OF ARTICLES The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Wyoming, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation. The foregoing Amendment was adopted by the Board of Directors of the Company and majority written consent of shareholders in lieu of meeting on June 21, 2019 with a majority vote pursuant to statute W.S. 17 - 16 - 1003. Therefore, the number of votes cast for the Amendment to the Company's Articles oflncorporation was sufficient for approval. 3 IN WITNESS HEREOF, the undersigned has executed this Amended and Restated Articles oflncorporation as of the date first above written. Isl Spencer Payne Spencer Payne President

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES C CONVERTIBLE PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc., a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company and majority written consent of shareholders in lieu of meeting on February 7, 2019 with a majority vote pursuant to statute W.S. 17 - 16 - 1003 on February 7 , 2019, in accordance with the provisions of its Articles oflncorporation (as may be amended and restated through the date hereof, the "Certificate oflncorporation") and Bylaws. The authorized series of the Corporation's previously - authorized Preferred Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows: RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock") , and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows : Accordingly , "Article V" of the Articles of Incorporation of the Company is hereby amended to include the following: SERIES C CONVERTIBLE PREFERRED STOCK 1. DESIGNATION AND AMOUNT; DIVIDENDS A. Designation. The designation of said series of Preferred Stock shall be Series C Convertible Preferred Stock, $0.0001 par value per share (the "Series C Convertible Preferred Stock"). B. Number of Shares . The number of shares of Series C Convertible Preferred Stock authorized shall be ten million ( 10 , 000 , 000 ) shares . Each share of Series C Convertible Preferred Stock shall have a stated value equal to $ 0 . 0001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series C Stated Value") . C. Dividends. Initially, there will be no dividends due or payable on the Series C Convertible Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed. 2. LIQUIDATION AND REDEMPTION RIGHTS Upon the occurrence of a Liquidation Event (as defined below), the holders of Series C Convertible Preferred Stock are entitled to receive net assets on a pro - rata basis. Each holder of Series C Convertible Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series C Convertible Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series C Convertible Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the holders of the shares of Series C 1

Convertible Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the holders of Series C Convertible Preferred Stock elect otherwise. 3. CONVERSION Series C Convertible Preferred Stock is convertible into Common Stock , at the election of the holder, at the rate of I:2. For, every one ( l) share of Series C Convertible Preferred Stock, the holder shall receive two (2) shares of Common Stock. Series C Convertible Preferred Stock is immune to any and all forward and reverse splits of the Company's Common Stock, and the conversion ratio will not change, unless the Board of Directors elects to change the conversion rate. 4. RANK All shares of the Series C Convertible Preferred Stock shall rank (i) senior to the Corporation ' s (A) Common Stock, par value $0.0000 I per share ( "Common Stock" ), and senior to any other class or series of capital stock of the Corporation hereafter created , except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series C Convertible Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series C Convertible Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary . 5. VOTING RIGHTS Each one (I) share of the Series C Convertible Preferred Stock shall have voting rights equal to two (2) shares of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series C Convertible Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws. 6. PROTECTION PROVISIONS So long as any shares of Series C Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the majority written consent of the holders of Series C Convertible Preferred Stock, alter or change the rights, preferences or privileges of the Series C Convertible Preferred so as to affect adversely the holders of Series C Convertible Preferred Stock. 7. MISCELLANEOUS A. Status of Redeemed Stock. In case any shares of Series C Convertible Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series C Convertible Preferred Stock. 8. Lost or Stolen Certificates . Upon receipt by the Corporation of (l) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction , indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation , the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. C. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series C Convertible Preferred Stock granted hereunder 2 may be waived as to all shares of Series C Convertible Preferred Stock (and the holders thereof) upon the majority written consent of the holders of the Series C Convertible Preferred Stock. D. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed , or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner its set forth in this Section. Ifto the Corporation : BitFrontier Capital Holdings, Inc . 1320 Central Park Blvd . Suite 200 Fredericksburg, VA 2240 l Ifto the holders of the Series C Convertible Preferred Stock, to the address listed in the Corporation's books and records. The foregoing amendment was adopted by the Board of Directors of the Company and majority written consent of shareholders in lieu of meeting on February 7,2019 with a majority vote pursuant to statute W.S. 17 - 16 - 1003. Therefore, the number of votes cast for the Amendment to the Company's Articles oflncorporation was sufficient for approval. IN WITNESS HEREOF, the undersigned has executed this Certificate of Designation as of the date first above written. 3 /s/ Spencer Payne Spencer Payne President

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES D SUPER VOTING PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc., a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board") on January 14, 2018, in accordance with the provisions of its Articles oflncorporation (as may be amended and restated through the date hereof, the "Certificate oflncorporation") and Bylaws. The authorized series of the Corporation's previously - authorized Preferred Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows: RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate oflncorporation and Bylaws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows: Accordingly, "Article V" of the Articles of Incorporation of the Company is hereby amended to include the following: SERIES D SUPER VOTING PREFERRED STOCK 1. DESIGNATION AND AMOUNT; DIVIDENDS A. Designation. The designation of said series of Preferred Stock shall be Series D Super Voting Preferred Stock, $0.0001 par value per share (the "Series D Super Voting Preferred Stock"). B. Number of Shares. The number of shares of Series D Super Voting Preferred Stock authorized shall be fifty - one (51) shares. Each share of Series D Super Voting Preferred Stock shall have a stated value equal to $0 . 0001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series D Stated Value"). C. Dividends. Initially, there will be no dividends due or payable on the Series D Super Voting Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed. 2. LIQUIDATION AND REDEMPTION RIGHTS Upon the occurrence ofa Liquidation Event (as defined below), the holders of Series D Super Voting Preferred Stock are entitled to receive net assets on a pro - rata basis. Each holder of Series D Super Voting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series D Super Voting Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series D Super Voting Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the holders of the shares of Series D Super Voting Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any 1 material part of, the Corporation's assets, unless the holders of Series D Super Voting Preferred Stock elect otherwise. 3. CONVERSION � o conversion of the Series D Super Voting Preferred Stock is permitted. Series D Super Voting Preferred Stock is immune to any and all forward and reverse splits of the Company's Common Stock, and the conversion ratio will not change, unless the Board of Directors elects to change the conversion rate. 4. RANK All shares of the Series D Super Voting Preferred Stock shall rank (i) senior to the Corporation's (A) Common Stock, par value $0.00001 per share ( "Common Stock"), senior to the Corporation's currently outstanding class of Preferred Stock designated Series A Preferred and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series D Super Voting Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series D Super Voting Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. 5. VOTING RIGHTS Each one (1) share of the Series D Super Voting Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common Stock and Preferred Stock eligible to vote at the time of the respective vote (the "Numerator"), divided by (y) 0.49, minus (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding Common Stock and Preferred Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series D Super Voting Preferred Stock shall be equal to 102,036 ((0.019607 X 5,000,000) / 0.49) - (0.019607 X 5,000,000) = I 02,036. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series D Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws. 6. PROTECTION PROVISIONS So long as any shares of Series D Super Voting Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series D Super Voting Preferred Stock, alter or change the rights, preferences or privileges of the Series D Super Voting Preferred so as to affect adversely the holders of Series D Super Voting Preferred Stock. 7. MISCELLANEOUS A. Status of Redeemed Stock. In case any shares of Series D Super Voting Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series D Super Voting Preferred Stock. B. Lost or Stolen Certificates. Upon receipt by the Corporation of (I) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. 2

C. Waiver. Notwithstanding any provision in this Certificate of Designatk,n to the contrary, any provision contained herein and any right of the holders of Series D Super Voting Preferred Stock granted hereunder may be waived as to all shares of Series D Super Voting Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series D Super Voting Preferred Stock. D. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner its set forth in this Section. Ifto theCorporation: BitFrontier Capital Holdings, Inc. 1320 Central Park Blvd. Suite 200 Fredericksburg, VA 2240 l Ifto the holders of the Series D Super Voting Preferred Stock, to the address listed in the Corporation's books and records. The foregoing amendment was adopted by the Board of Directors of the Company and written consent of shareholders in lieu of meeting on January 14, 2018 with a majority vote pursuant to statute W.S. 17 - 16 - 1003. Therefore, the number of votes cast for the Amendment to the Company's Articles oflncorporation was sufficient for approval. [N WITNESS HEREOF, the undersigned has executed this Certificate of Designation as of the date first above written. 3 /s/ Spencer Payne Spencer Payne President

Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Email: Business@wyo .gov WY Secretary of State FILED: 02/06/2023 09:48 AM Original ID: 2017 - 000n8762 Amendment ID: 2023 - 004017499 - - , I I I - I 1 Profit Corporation Articles of Amendment 1. Corporation name: (Name must match exactly to the Secretary of State's records.) IBitFrontier Capital Holdings, Inc 2. Article number(s) .I.. . v ., is amended as follows: *See checklist below for article number information. *Please see attached document titled "Article V Capital Stock" *Please see attached amended certificate of designation for preferred Series C convertible preferred stock. 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . N/A 4. The amendment was adopted on L..1 ƒ _ 1 _ 11 _ 6 _ 12 _ 0 _ 2 3 . P - Amendment - Revised June 2021 (Date - mmlddlyyyy)

5. Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.) • 1 t/ I Shares were not issued and the board of directors or incorporators have adopted the amendment. OR Ƒ Ƒ Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. OR Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. Signature: 'L � · Date : . l o . . . , . ,...1_11_,,.6,...../2.,,...0_2...,.3 . (May be executed by Chairman of Board, President or another a.fits officers.) (mm/dd/yyyy) I Contac t Person:I .. B . _r_y_a_n_W - il - ki_n_s_o_n - -- .. Print Name: jsryan Wilkinson Title I : President I Daytim e Phone Number: 1252 - 876 - 1005 P - Amendment - Revised June 2021 Email: jbryan@bfchco.com (An email address is required. Email(s) provided will receive important reminders , notices and filing evidence.) Checklist Filing Fee: $60.00 Make check or money order payable to Wyoming Secretary of State. Processing time is up to 15 business days following the date ofreceipt in our office. *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. Article numher(s) is not the same as the filing ID number. [2J Please mail with payment to the address at the top of this form. This form cannot be accepted via email. 0 Please review the form prior to submission. The Secretary of State's Office is unable to process incomplete forms.

ARTICLE Y CAPITAL STOCK A. CLASSES OF STOCK. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which the Corporation is authorized to issue is 550,000,000 (Five hundred and ten million) shares. 495,000,000 shares shall be Common Stock, par value $0.00001 (the "Common Stock"). 55,000,000 shares shall be Preferred Stock, par value $0.0001 (the "Preferred Stock" or "Blank Check Preferred Stock"). The following two classes shall be divided in the following series of stock: Common Stock Class, par value $0.00001 per share - 495,000,000 shares authorized Preferred Stock Class, Series C Convertible, par value $0.000 I per share - 50,000,000 shares authorized Preferred Stock Class, Series D Super Voting, par value $0.0001 per share - 51 shares authorized Preferred Stock Class, Blank Check, par value $0.0001 per share - 4,999,949 shares authorized

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES C CONVERTIBLE PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc . , a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board") on January 16 , 2023 , in accordance with the provisions of its Articles of Incorporation (as may be amended and restated through the date hereof, the "Certificate of Incorporation") and Bylaws . The authorized series of the Corporation's previously - authorized Prefe 1 Ted Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows : RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows : Accordingly, "Article V" of the Articles oflncorporation of the Company is hereby amended to include the following: SERIES C CONVERTIBLE PREFERRED STOCK ! :. DESIGNATION AND AMOUNT ; DIVIDENDS A. Designation. The designation of said series of Preferred Stock shall be Series C Convertible Preferred Stock, $0.0001 par value per share (the "Series C Convertible Preferred Stock"). B . Number of Shares . The number of shares of Series C Convertible Preferred Stock authorized shall be fifty million ( 50 , 000 , 000 ) shares . Each share of Series C Convertible Preferred Stock shall have a stated value equal to $ 0 . 0001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series C Stated Value") . C . Dividends . Initially, there will be no dividends due or payable on the Series C Convertible Preferred Stock . Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate of Incorporation . Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed . b LIOUIDATION AND REDEMPTION RIGHTS Upon the occurrence of a Liquidation Event (as defined below), the holders of Series C Convertible Preferred Stock are entitled to receive net assets on a pro - rata basis . Each holder of Series C Convertible Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends . As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series C Convertible Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series C Convertible Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the holders of the shares of Series C Convertible Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the holders of Series C Convertible Preferred Stock elect otherwise . 1

� CONVERSION Serie s C Convertibl e Preferred Stock is convertible into Common Stock, at the election of th e holder, at the rate of I : 2 . For eve 1 y, one (1) shar e of Series C Convertible Preferred Stock, the holder shall receive two (2) shares of Common Stock . Seiies C Convertibl e Preferred Stock is immun e to any and all forward and reverse splits of the Company's Common Stock, and the conversion ratio will not change, unless the Board of Director s elects to chang e the conversion rate . All shares of the Series C Convertible Preferred Stock shall rank (i) senior to the Corporation's (A) Common Stock, par value $ 0 . 00001 per share ( "Common Stock"), and senior to any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4 , (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series C Convertible Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series C Convertible Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary . � VOTING RIGHTS Each one (1) share of the Series C Convertible Preferred Stock shall have voting rights equal to two (2) shares of Common Stock . With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series C Convertible Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws . � PROTECTION PROVISIONS So long as any shares of Series C Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the majority written consent of the holders of Series C Convertible Preferred Stock, alter or change the rights, preferences or privileges of the Series C Convertible Preferred so as to affect adversely the holders of Series C Convertible Preferred Stock . L. MISCELLANEOUS Status of Redeemed Stock . In case any shares of Series C Convertible Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series C Convertible Preferred Stock . Lost or Stolen Certificates . Upon receipt by the Corporation of (1) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates . Waiver . Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series C Convertible Preferred Stock granted hereunder may be waived as to all shares of Series C Convertible Preferred Stock (and the holders thereof) upon the majority written consent of the holders of the Series C Convertible Preferred Stock . 2

Notices . Any notices required or pem 1 itted to be given under the tenns hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confinned facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner its set forth in this Section . lfto the Corporation: BitFrontier Capital Holdings , Inc. 5753 HWY 85 North.#6065 Crestview FL 32536 Ifto the holders of the Series C Convertible Preferred Stock, to the address listed in the Corporation's books and records. The foregoing amendment was adopted by the Board of Directors of the Company and written consent of shareholders in lieu of meeting on January 16 , 2023 with a majority vote pursuant to statute W . S . 17 - 16 - 1003 . Therefore, the number of votes cast for the Amendment to the Company's Articles of Incorporation was sufficient for approval . IN WITNESS HEREOF , the undersigned has executed this Certificate of Designation as of the date first above written. I sl Bryan Wilkinson Bryan Wilkinson President 3

Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Email: Business@wyo.gov � I I I I - I , I I I I WY Secretary of State FILED: 03/13/2023 01:03 PM Original ID: 2011 - 0oon 8762 _ Amendment ID: 2023 - 0040821J? ---------- - Profit Corporation Articles of Amendment 1. Corporation name: (Name must match exactly to the Secretary of State's records.) iitfrontier Capital Holdings, Inc 2. Article number(s) L.f ..JI is amended as follows: P - Amendment - Revised June 2021 *See checklist below for article number information. fkPlease see attached document titled "Article V Capital Stock" ""Please see attached amended certificate of designation for preferred Series F convertible preferred stock. 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . N/A 4. The amendment was adopted on 21 2 3 12 0 2 3 1..... _ _ _ _ _ _ , _. (Date - mmlddlyyyy) R E CENED ' . , - I 23 WYOMING a,

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature] **Date:** 2/23/2023

(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Bryan Wilkinson

Title: President

Contact Person: Bryan Wilkinson

Daytime Phone Number: 252-876-1005

Email: bryan@bfchco.com

***(An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- ☑ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ **Processing time is up to 15 business days** following the date of receipt in our office.
- ☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***
- ☑ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- ☑ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES F CONVERTIBLE PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE BitFrontier Capital Holdings, Inc . , a Corporation incorporated under the laws of the State of Wyoming (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board") on February 23 , 2023 , in accordance with the provisions of its Articles of Incorporation (as may be amended and restated through the date hereof, the "Certificate of Incorporation") and Bylaws . The authorized series of the Corporation's previously - authorized Preferred Stock shall have the following preferences, privileges, powers and restrictions thereof, as follows : RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized Preferred Stock (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows : Accordingly, "Article V" of the Articles of Incorporation of the Company is hereby amended to include the following: SERIES F CONVERTIBLE PREFERRED STOCK 1. DESIGNATION AND AMOUNT; DIVlDENDS A. Desiimatjon The designation of said series of Preferred Stock shall be Series F Convertible Preferred Stock, $0.000 l par value per share (the "Series F Convertible Preferred Stock"). 1 B . Number of Shares . The number of shares of Series F Convertible Preferred Stock authorized shall be one hundred million ( 100 , 000 , 000 ) shares . Each share of Series F Convertible Preferred Stock shall have a stated value equal to S 0 . 0001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Series F Stated Value") . C . Dividends . Initially, there will be no dividends due or payable on the Series F Convertible Preferred Stock . Any future terms with respect to dividends shall be detennined by the Board consistent with the Corporation's Certificate ofincorporation . Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed . 2. LIQUIDATION AND REDEMPTION RIGHTS Upon the occurrence of a Liquidation Event (as defined below), the holders of Series F Convertible Preferred Stock are entitled to receive net assets on a pro - rata basis . Each holder of Series F Convertible Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends . As used herein, "Liquidation Event" means (i) the liquidation, dissolution or winding - up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series F Convertible Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series F Convertible Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the "Permitted Merger"), unless the holders of the shares of Series F Convertible Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the hold 1 . rn of S 1 . ri 1 ; s F Convertible Preferred Stock elect otherwise .

3. CONVERSION

Series F Convertible Preferred Stock is convertible into Common Stock, at the election of the holder, at the rate of 1:2. For every, one (1) share of Series F Convertible Preferred Stock, the holder shall receive two (2) shares of Common Stock. Series F Convertible Preferred Stock is immune to any and all forward and reverse splits of the Company's Common Stock, and the conversion ratio will not change, unless the Board of Directors elects to change the conversion rate.

4. RANK

All shares of the Series F Convertible Preferred Stock shall rank (i) senior to the Corporation's (A) Common Stock, par value $0.00001 per share ("Common Stock"), and senior to any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) *pari passu* with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series F Convertible Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series F Convertible Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

5. VOTING RIGHTS

Each one (1) share of the Series F Convertible Preferred Stock shall have voting rights equal to two (2) shares of Common Stock.

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series F Convertible Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or Bylaws.

6. PROTECTION PROVISIONS

So long as any shares of Series F Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the majority written consent of the holders of Series F Convertible Preferred Stock, alter or change the rights, preferences or privileges of the Series F Convertible Preferred so as to affect adversely the holders of Series F Convertible Preferred Stock.

7. MISCELLANEOUS

Status of Redeemed Stock. In case any shares of Series F Convertible Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series F Convertible Preferred Stock.

Lost or Stolen Certificates. Upon receipt by the Corporation of (1) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates.

Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series F Convertible Preferred Stock granted hereunder may be waived as to all shares of Series F Convertible Preferred Stock (and the holders thereof) upon the majority written consent of the holders of the Series F Convertible Preferred Stock.

Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner its set forth in this Section.

2

If to the Corporation:

BitFrontier Capital Holdings, Inc.
5753 HWY 85 North.#6065
Crestview FL 32536

If to the holders of the Series F Convertible Preferred Stock, to the address listed in the Corporation's books and records.

The foregoing amendment was adopted by the Board of Directors of the Company and written consent of shareholders in lieu of meeting on Feb 23, 2023 with a majority vote pursuant to statute W.S. 17-16-1003. Therefore, the number of votes cast for the Amendment to the Company's Articles of Incorporation was sufficient for approval.

IN WITNESS HEREOF, the undersigned has executed this Certificate of Designation as of the date first above written.

/s/ Bryan Wilkinson
Bryan Wilkinson
President

3

ARTICLE V CAPITAL STOCK A. CLASSES OF STOCK. The Corporation is authorized to issue two c l asses of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which the Corporation is authorized to issue is 550,000,000 (Five hundred and ten million) shares . 495,000,000 shares shall be Common Stock, par value $0.00001 (the "Common Stock"). 55,000,000 shares shall be Preferred Stock, par value $0.0001 (the "Preferred Stock" or "Blank Check Preferred Stock"). The following two classes shall be divided in the following series of stock: Common Stock Class, par value $0.00001 per share - 495,000,000 shares authorized Preferred Stock Class, Series C Convertible, par value $0.0001 per share - 50,000,000 shares authorized Preferred Stock Class, Series D Super Voting, par value $0.0001 per share - 51 shares authorized Preferred Stock Class, Class, Series F Convertible, par value $0.0001 per share - 100,000,000 shares authorized Preferred Stock Blank Check, par value $0.0001 per share - 4,999,949 shares authorized

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 06/08/2023 10:06 AM
Original ID: 2017-000778762
Amendment ID: 2023-004217962

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

BitFrontier Capital Holdings, Inc

2. Article number(s) V is amended as follows:
See checklist below for article number information.

Increase the authorized common shares from 495,000,000 to 995,000,000.
Increase the authorized preferred shares from 55,000,000 to 155,000,000.
*Please see attached document titled " Article V Capital Stock"
The remainder of "Article V Capital Stock" shall remain unchanged.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

N/A

4. The amendment was adopted on 4/27/2023
(Date – mm/dd/yyyy)

RECEIVED
MAY 22 2023
WYOMING
SECRETARY OF STATE

P-Amendment – Revised June 2021

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: ______________________________ **Date:** 4/27/2023

(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Andrew Gilton

Contact Person: Andrew Gilton

Title: CEO

Daytime Phone Number: +1 972-928-5078

Email: Andrew@BFCHCO.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

☐ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.

☐ **Processing time is up to 15 business days** following the date of receipt in our office.

☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***

☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**

☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

ARTICLE Y CAPITAL STOCK A. CLASSES OF STOCK. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which the Corporation is authorized to issue is l, 150,000,000 (One Billion One Hundred Fifty Million) shares. 995,000,000 shares shall be Common Stock, par value $0.00001 (the "Common Stock"). 155,000,000 shares shall be Preferred Stock, par value $0.0001 (the "Preferred Stock" or "Blank Check Preferred Stock"). The following two classes shall be divided in the following series of stock: Common Stock Class, par value $0.0000 I per share - 995,000,000 shares authorized Preferred Stock Class, Series C Convertible, par value $0.0001 per share - 50,000,000 shares authorized Preferred Stock Class, Series D Super Voting, par value $0.0001 per share - 51 shares authorized Preferred Stock Class, Series F Convertible, par value $0.0001 per share - 100,000,000 shares authorized Preferred Stock Class, Blank Check, par value $0.0001 per share - 4,999,949 shares authorized

CONSENT By BitFrontier Capital Holdings Inc. To Action Without a Meeting THE UNDERSIGNED, the holder of the number of Shares Series D Preferred Stock of BitFrontier Capital Holding Inc . , (the "Company"), hereby consents , in according with the Laws of the State of Wyoming, to action without notice and without a meeting pursuant to Wyoming Statutes Section 17 - 16 - 704 and section 17 - 16 - 821 with respect to all shares of the Company held by the undersigned, to each of the following actions without a vote : I. Amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to 995,000,000 (Nine Hundred Ninety - Five Million). Amend the Articles of Incorporation of the Company to increase the number of authorized shares of Preferred Stock to 155,000 , 000 (One Hundred Fifty - Five Million). 2. 100% CONSENTED CONSENT WITHHELD -- - ABSTAIN -- - Name: Bryan Wilkinson Address: 5753 HWY 85 No rth # 6065 Crest v i ew . FL 3253 6 Number and Class of Shares of Stock held: n Series D Preferred Shares. Signature: ...g � Name: Title: B::yl( \ vJ' lh"s 1 f \ $'& �

RESOLUTION OF BOARD OF DIRECTORS OF BITFRONTIER CAPITAL HOLDINGS, INC. A Wyoming Corporation On May I st, 2023 , at a meeting of the Board of Director s ofBitFrontier Capital Holdings, Inc . , a Wyoming corporation (the "Corporation"), a quorum being present, and notice having been waived, the following resolution s were passed : WHEREAS, the Board of Directors believes it to be in the best interest of the Company and its shareholders to increase the number of authorized shares of Common Stock of the Company from Four Hundred Ninety Five Million shares to Nine Hundred Ninety Five Million . WHEREAS, the Board of Directors believes it to be in the best interest of the Company and its shareholders to increase the number of authorized shares of Preferred Stock of the Company from Fifty Five Million shares to One Hundred Fifty Five Million. NOW THEREFORE, IT IS: RESOLVED, that the Company shall amend its articles of incorporation to increase number of authorized shares of Common Stock of the Company from Four Hundred Ninety - Five Million shares to Nine Hundred Ninety - Five Million. (the "Increase in Authorized Common"). RESOLVED, that the Company shall amend its articles of incorporation to increase number of authorized shares of Preferred Stock of the Company from Fifty - Five Million shares to One Hundred Fifty Five Million. (the "Increase in Authorized Preferrecf'). BE IT FURTHER RESOLVED, that the officers of the Company are authorized to take all steps necessary to implement the foregoing increase of the authorized Common Stock including but not limited to filing of an amendment or other required document with the state of Wyoming and any other filings required to be made. The foregoing accurately reflects the resolution passed by the Board of Directors of BitFrontier Capital Holdings, Inc. at the meeting thereof on the date first stated above: Attest: Andrew Gilton, CEO